RULE 10f-3 TRANSACTIONS REPORT

Rule 10f-3 Transactions Report for the Quarter Ended March 31, 2005 Gartmore Mutual Funds

Fund Asset Management, L.P.
Gartmore Bond Index Fund


Issuer	                Date of Purchase	   Purchased for which
                                                   Series of the Trust

Italy Government
International Bond 4.50% 1/21/15	1/13/2005	Gartmore
                                                         Bond Index Fund

Nissan Motor Acceptance 4.63% 3/8/10 	3/2/2005	Gartmore
                                                       Bond Index Fund
Toyota Motor Credit 4.25% 3/15/10	3/2/2005	Gartmore
                                                       Bond Index Fund


(1) "Compass Bank 5.50 4/1/20"	3/14/2005	Gartmore Bond
                                                 Index Fund

Adviser/Subadviser Directing Purchase	Underwriter from Whom Purchased
Merrill Lynch Investment Managers L.P.	Morgan Stanley & Co
Merrill Lynch Investment Managers L.P.	Citigroup
Merrill Lynch Investment Managers L.P.	JP Morgan
Merrill Lynch Investment Managers L.P.	UBS Investment Bank

Name of Affiliated Underwriter Managing or Participating in Syndicate (attach list of all members of syndicate)
Aggregate Principal Amount of Purchase
Merrill Lynch & Co.	$1,400,000
Merrill Lynch & Co.	$25,000,000
Merrill Lynch & Co.	$12,000,000
Merrill Lynch & Co.	$1,000,000

Aggregate Principal Amount of Offering
Purchase Price (net of fees and expenses)
$4,000,000,000	$99.41
$750,000,000	$99.84
$1,000,000,000	$99.50
$300,000,000	$99.82

First Day on Which any Sales in the Offering Were Made n/a n/a n/a n/a

Lowest Price Paid by Each Other Purchaser of Securities in the
Offering or in any Concurrent Offering
$99.41
$99.84
$99.50
$99.82

Commission, Percentage Gross Spread or Profit
0.15%
0.23%
0.35%
0.75%
Are the securities "muncicpal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934?
No
No
No
No

Are the securities part of an issue which is registered under the Securities Act of 1933?
No
No
Yes
Yes

Are the securities part of an issue of government securities, as defined in Section 2(a)(1b) of the Investment Company Act of 1940? No
No
No
No

Are the securities part of an eligible foreign offering described in
(1)(d) of the Procedures?
Yes
No
No
No

Issuer	Are the securities part of an eligible Rule 144A offering
described in (1)(e) of the Procedures?
Italy Government International Bond 4.50% 1/21/15	No
Nissan Motor Acceptance 4.63% 3/8/10 	Yes
Toyota Motor Credit 4.25% 3/15/10	No
"

(1) Compass Bank 5.50 4/1/20"	No

If the securities are not "municipal securities", has the issuer of the securities been in continuous operation for at least three years, including the operations of any predecessors?
Yes
Yes
Yes
Yes

Did the purchase price paid exceed the price paid by each other purchaser of securities in the offering or in any concurrent offering of the securities, except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer (or, if a rights offering, were the securities purchased on or before the fourth day preceeding the day on which the rights offering terminated)?
No
No
No
No

Was the underwriting a firm commitment underwriting?
Yes
Yes
Yes
Yes
Was the commission spread or profit reasonable and fair in relating to that being received by others for underwriting similar securities during the same period?
Yes
Yes
Yes
Yes

If the securities are municipal securities, has the issue received an investment grade rating from an NRSRO; provided, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in existence less than three years (including any predecessor), has it received one of the three highest ratings from at least one such rating service?
No
No
No
No

Did the amount of such securities purchased by all of the investment portfolios advised by Fund Asset Management, (i) if an offering other than an eligible Rule 144A Offering, exceed 25% of the principal amount of the offering, or (ii) if an eligible Rule 144A offering, exceed 25% of the total of the principal amount of the offering sold to qualified institutional buyers plus the principal amount of the offering if any concurrent public offering?
No
No
No
No

Was an affiliated underwriter a direct or indirect participant in the sale?
No
No
No
No






Gartmore Mutual Funds

Fund Asset Management, L.P.
Gartmore Bond Index Fund


Issuer	Date of Purchase	Purchased for which Series of the Trust

Westfield Capital Corp . 5.125% 11/15/14  10/26/2004   Gartmore Bond Index Fund

Amgen Inc. 4% 11/18/09	11/15/2004	Gartmore Bond Index Fund

Province of Ontario 3.38% 1/15/08	11/17/2004 Gartmore Bond Index Fund

Prudential Financial Inc. 5.10% 9/20/14	9/15/2004   Gartmore Bond Index Fund

Barrick Gold Finance Inc. 4.88% 11/15/24 11/8/2004    Gartmore Bond Index Fund

Adviser/Subadviser Directing Purchase	Underwriter from Whom
Purchased
Name of Affiliated Underwriter Managing or Participating in Syndicate
 (attach list of all members of syndicate)

Merrill Lynch Investment Managers L.P.	Citigroup
Merrill Lynch & Co.
Merrill Lynch Investment Managers L.P.	Morgan Stanley
Merrill Lynch & Co.
Merrill Lynch Investment Managers L.P.	Deutsche Bank Securities
Merrill Lynch & Co.
Merrill Lynch Investment Managers L.P.	UBS Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch Investment Managers L.P.	Deutsche Bank Securities
Merrill Lynch & Co.

Aggregate Principal Amount of Purchase
Aggregate Principal Amount of Offering
Purchase Price (net of fees and expenses)

$16,000,000	$1,000,000,000	$99.84
$35,000,000	$1,000,000,000	$99.80
$4,000,000	$1,000,000,000	$99.93
$11,000,000	$1,000,000,000	$99.56
$10,000,000	$350,000,000	$99.54

First Day on Which any Sales in the Offering Were Made
Lowest Price Paid by Each Other Purchaser of Securities in the Offering or in any Concurrent Offering

n/a	$99.84
n/a	$99.80
n/a	$99.93
n/a	$99.56
n/a	$99.54

Commission, Percentage Gross Spread or Profit

0.16%
0.20%
0.08%
62.50%
65.00%

Are the securities "muncicpal securities" as defined in Section
3(a)(29) of the Securities Exchange Act of 1934?
Yes or No
No
No
No
No
No

Are the securities part of an issue which is registered under the Securities Act of 1933?
Yes or No
Yes
Yes
Yes
Yes
Yes

Are the securities part of an issue of government securities, as defined in Section 2(a)(1b) of the Investment Company Act of 1940? Yes or No
No
No
No
No
No

Are the securities part of an eligible foreign offering described in
(1)(d) of the Procedures?
Yes or No
No
No
Yes
No
No

Issuer	Are the securities part of an eligible Rule 144A offering
 described in (1)(e) of the Procedures?
	Yes or No
Westfield Capital Corp . 5.125% 11/15/14	Yes
Amgen Inc. 4% 11/18/09	Yes
Province of Ontario 3.38% 1/15/08	Yes
Prudential Financial Inc. 5.10% 9/20/14	Yes
Barrick Gold Finance Inc. 4.88% 11/15/24	Yes

If the securities are not "municipal securities", has the issuer of the securities been in continuous operation for at least three years, including the operations of any predecessors?
Yes or No
Yes
Yes
Yes
Yes
Yes

Did the purchase price paid exceed the price paid by each other purchaser of securities in the offering or in any concurrent offering of the securities, except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer (or, if a rights offering, were the securities purchased on or before the fourth day preceeding the day on which the rights offering terminated)?
Yes or No
No
No
No
No
No

Was the underwriting a firm commitment underwriting?
Yes or No
Yes
Yes
Yes
Yes
Yes

Was the commission spread or profit reasonable and fair in relating to that being received by others for underwriting similar securities during the same period?
Yes or No
Yes
Yes
Yes
Yes
Yes

If the securities are municipal securities, has the issue received an investment grade rating from an NRSRO;
provided, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in existence less than three years (including any predecessor), has it received one of the three highest ratings from at least one such rating service?
Yes or No
n/a
n/a
n/a
n/a
n/a

Did the amount of such securities purchased by all of the investment portfolios advised by Fund Asset Management,
 (i) if an offering other than an eligible Rule 144A Offering, exceed 25% of the principal amount of the offering, or
(ii) if an eligible Rule 144A offering, exceed 25% of the total of the principal amount of the offering sold to qualified institutional buyers plus the principal amount of the offering if any concurrent public offering?
Yes or No
No
No
No
No
No

Was an affiliated underwriter a direct or indirect participant in the sale?
Yes or No
No
No
No
No
No